UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date Of Report (Date of Earliest Event Reported) October 27, 2008
ATP OIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)
Texas	000-32261	76-0362774
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 200
Houston, Texas 77027
(Address of principal executive offices)
(Zip Code)

(713) 622-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On October 27, 2008, the ATP Oil & Gas Corporation announced that its Board of Directors authorized the repurchase of up to 3,500,000 or roughly 10% of the currently outstanding shares of common stock. The share repurchase program expires at the end of 2011 and will be funded by free cash flow and proceeds of asset sales and monetizations.  ATP Oil & Gas Corporation’s press release announcing the repurchase program is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 -  Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press Release of ATP Oil & Gas Corporation dated  October 27, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATP Oil & Gas Corporation

Date	October 29, 2008	By:	/s/ Albert L. Reese, Jr.
Albert L. Reese, Jr.
Chief Financial Officer

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